                                  EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report of Asta Funding, Inc. (the "Company") on Form 10-KSB for the period ending September 30, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Mitchell Herman Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition and result of operations of the Company.

                                      /s/ Mitchell Herman
                                       ----------------------------
                                      Mitchell Herman
                                      Chief Financial Officer, Secretary and
                                      Chief Accounting Officer